OMB APPROVAL
OMB Number: 3235-0578
Expires: April 30, 2013
Estimated average burden hours per response: 5.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-06536
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
(Exact name of registrant as specified in charter)
   1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices)     (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/12

Item 1. Schedule of Investments.

Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
Quarterly Schedule of Portfolio Holdings
May 31, 2012

invesco.com/us	VK-CE-IGNJM-QTR-1 05/12	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2012
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations—158.82%
New Jersey—120.72%
Bergen (County of) Utilities Authority; Series 2006, Water System PCR (INS-AMBAC) (a)	5.00%	12/15/31	$1,750	$1,876,087
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	750	763,058
Camden (County of) Municipal Utilities Authority;
Series 1990 B, Sewer CAB RB (INS-NATL) (a)(b)	0.00%	09/01/14	2,000	1,919,160
Series 1990 B, Sewer CAB RB (INS-NATL) (a)(b)	0.00%	09/01/15	2,500	2,323,550
Colts Neck (Township of) Board of Education; Series 2002, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	02/01/21	1,000	1,207,560
East Orange (City of) Board of Education;
Series 1998, CAB COP (INS-AGM) (a)(b)	0.00%	08/01/19	1,845	1,447,255
Series 1998, CAB COP (INS-AGM) (a)(b)	0.00%	02/01/25	1,845	1,066,004
Series 1998, CAB COP (INS-AGM) (a)(b)	0.00%	02/01/28	2,850	1,383,846
Edgewater (Borough of) Municipal Utilities Authority; Series 1992, Ref. Sewer CAB RB (b)(c)	0.00%	11/01/12	2,330	2,327,320
Essex (County of) Improvement Authority (Newark); Series 2010 A, RB	6.25%	11/01/30	1,000	1,135,310
Essex (County of) Improvement Authority; Series 2004, Ref. Project Consolidation RB (INS-NATL) (a)	5.50%	10/01/28	1,000	1,284,100
Essex (County of) Utilities Authority; Series 2009, Ref. Solid Waste RB (INS-AGC) (a)	5.00%	04/01/21	775	890,367
Garden State Preservation Trust;
Series 2003 B, Open Space & Farmland Preservation CAB RB (INS-AGM) (a)(b)	0.00%	11/01/25	2,000	1,304,600
Series 2005 A, Open Space & Farmland Preservation RB (INS-AGM) (a)	5.75%	11/01/28	1,000	1,320,310
Hudson (County of) Improvement Authority; Series 2010 A, Ref. Solid Waste System RB	6.00%	01/01/40	1,000	1,171,390
Middlesex (County of) Improvement Authority (Administration Building Residential Rental Housing); Series 2001, RB (CEP-FNMA) (d)	5.35%	07/01/34	1,000	1,000,860
New Jersey (State of) Economic Development Authority (American Water Co., Inc.);
Series 2010 B, Ref. Water Facilities RB (d)	5.60%	11/01/34	1,000	1,126,770
Series 2010 D, Ref. Water Facilities RB (d)	4.88%	11/01/29	500	540,450
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, Special Facility RB (d)	6.25%	09/15/29	980	983,959
New Jersey (State of) Economic Development Authority (Cranes Mill); Series 2008, First Mortgage RB	6.00%	07/01/38	1,000	1,040,950
New Jersey (State of) Economic Development Authority (Kapkowski Road Landfill); Series 2002, Ref. Special Assessment RB	5.75%	10/01/21	1,500	1,644,510
New Jersey (State of) Economic Development Authority (Lawrenceville School); Series 1996 B, VRD RB (e)	0.19%	07/01/26	4,500	4,500,000
New Jersey (State of) Economic Development Authority (Lions Gate); Series 2005 A, First Mortgage RB	5.88%	01/01/37	375	372,806
New Jersey (State of) Economic Development Authority (Middlesex Water Co.); Series 2002, Ref. Water Facilities RB (INS-AMBAC) (a)(d)	5.10%	01/01/32	1,500	1,507,815
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.);
Series 2007, RB	5.13%	06/15/27	525	548,294
Series 2007, RB	5.13%	06/15/37	700	719,201
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,000	1,099,270
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility);
Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	500	503,930
Series 2006, Ref. Retirement Community RB	5.25%	11/15/36	500	489,870
New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead); Series 2004 A, Ref. First Mortgage RB	5.80%	11/01/31	2,000	2,048,660
New Jersey (State of) Economic Development Authority;
Series 1992, RB (INS-NATL) (a)	5.90%	03/15/21	10,000	12,168,400
Series 2004 A, Motor Vehicle RB (INS-BHAC) (a)(f)	5.25%	07/01/26	7,000	9,098,600
Series 2005 N-1, Ref. School Facilities Construction RB (INS-AMBAC) (a)	5.50%	09/01/26	1,500	1,895,205
Series 2007 U, School Facilities RB (INS-AGM) (a)(f)	5.00%	09/01/32	7,000	7,518,350
Series 2009 Z, School Facilities Construction RB (INS-AGC) (a)	5.50%	12/15/34	1,000	1,124,360
Series 2012, Ref. RB	5.00%	06/15/29	1,000	1,087,610
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey—(continued)
New Jersey (State of) Educational Facilities Authority (Institute of Technology); Series 2010 H, RB	5.00%	07/01/31	$500	$551,470
New Jersey (State of) Educational Facilities Authority (Kean University); Series 2009 A, Ref. RB	5.50%	09/01/36	500	559,950
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.); Series 2011, RB	6.00%	07/01/41	750	888,698
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health); Series 2011 A, Ref. RB	5.63%	07/01/32	1,000	1,084,250
New Jersey (State of) Health Care Facilities Financing Authority (Childrens Specialized Hospital); Series 2005 A, RB	5.50%	07/01/36	1,500	1,529,910
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack University Medical Center);
Series 2008, RB (INS-AGC) (a)	5.13%	01/01/27	1,000	1,099,030
Series 2010, Ref. RB	5.00%	01/01/34	500	521,275
New Jersey (State of) Health Care Facilities Financing Authority (Holy Name Medical Center); Series 2010, Ref. RB	5.00%	07/01/25	500	518,135
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System); Series 2007, RB (INS-AGC) (a)	5.00%	07/01/38	1,990	2,109,121
New Jersey (State of) Health Care Facilities Financing Authority (Robert Wood Johnson University Hospital); Series 2010, Ref. RB	5.00%	07/01/31	550	598,593
New Jersey (State of) Health Care Facilities Financing Authority (South Jersey Hospital);
Series 2002, RB (c)(g)	6.00%	07/01/12	2,000	2,009,660
Series 2006, RB	5.00%	07/01/36	2,000	2,059,020
Series 2006, RB	5.00%	07/01/46	2,000	2,050,640
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.); Series 2004 A, Ref. RB (c)	5.25%	07/01/23	1,000	1,301,950
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	1,000	1,161,830
New Jersey (State of) Health Care Facilities Financing Authority (St. Mary Hospital); Series 1993, RB (c)	5.88%	07/01/12	110	110,455
New Jersey (State of) Health Care Facilities Financing Authority (The General Hospital Center at Passaic, Inc.); Series 1994, RB (c)	6.75%	07/01/19	4,250	5,348,455
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 B, VRD RB (LOC — JPMorgan Chase Bank, N.A.) (e)(h)	0.19%	07/01/43	1,300	1,300,000
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2009-A, Student Loan RB	5.63%	06/01/30	1,500	1,680,075
Series 2010 1-A, Ref. Student Loan RB (f)	5.00%	12/01/25	5,000	5,445,900
Series 2010 1-A, Ref. Student Loan RB (f)	5.00%	12/01/26	3,150	3,424,239
New Jersey (State of) Housing & Mortgage Finance Agency; Series 1997 A, MFH RB (INS-AMBAC) (a)(d)	5.55%	05/01/27	1,270	1,271,892
New Jersey (State of) Transportation Trust Fund Authority;
Series 2009 A, Transportation System CAB RB (b)	0.00%	12/15/39	6,000	1,501,140
Series 2010 A, Transportation System CAB RB (b)	0.00%	12/15/30	1,600	682,992
Series 2010 A, Transportation System CAB RB (b)	0.00%	12/15/31	3,000	1,211,490
New Jersey (State of) Turnpike Authority;
Series 1991 C, RB (INS-NATL) (a)	6.50%	01/01/16	390	462,357
Series 1991 C, RB (c)	6.50%	01/01/16	1,450	1,607,514
Series 2005 A, Ref. RB (INS-AGM) (a)	5.25%	01/01/27	705	878,437
Series 2009 A, VRD RB (LOC-JPMorgan Chase Bank, N.A.) (e)(h)	0.17%	01/01/24	1,000	1,000,000
Series 2009 E, RB	5.25%	01/01/40	1,000	1,113,580
New Jersey Institute of Technology; Series 2012 A, RB	5.00%	07/01/42	500	558,965
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009 A, City-Secured Police Facility RB (INS-AGC) (a)	6.75%	12/01/38	600	750,570
North Hudson Sewerage Authority; Series 2002 A, Ref. Sewer RB (c)(g)	5.25%	08/01/12	1,000	1,008,360
Passaic (County of) Improvement Authority (200 Hospital Plaza Corp.); Series 2010, RB	5.00%	05/01/42	500	553,095
Rahway Valley Sewerage Authority; Series 2005 A, Sewer CAB RB (INS-NATL) (a)(b)	0.00%	09/01/32	5,000	1,985,200
Rutgers State University of New Jersey; Series 1992 A, Ref. RB	6.40%	05/01/13	195	205,557
Salem (County of) Improvement Authority (Finlaw Street Office Building); Series 2007, RB (INS-AGM) (a)	5.25%	08/15/32	1,300	1,335,906
Tobacco Settlement Financing Corp.; Series 2007 1A, Asset-Backed RB	5.00%	06/01/41	2,330	1,816,468
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey—(continued)
University of Medicine & Dentistry of New Jersey; Series 1997 A, COP (INS-NATL) (a)	5.00%	09/01/17	$805	$826,695

				126,562,661

Puerto Rico—15.65%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	1,000	1,068,320
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.00%	07/01/28	1,000	1,040,610
Series 2008 WW, RB	5.25%	07/01/33	1,000	1,037,600
Series 2008 WW, RB	5.50%	07/01/21	1,000	1,118,870
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS-AMBAC) (a)	5.50%	07/01/27	550	611,974
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 I, Government Facilities RB (c)(g)	5.25%	07/01/14	25	27,472
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2009 A, RB	5.75%	08/01/37	2,200	2,444,222
First Subseries 2010, Conv. CAB RB (b)	0.00%	08/01/33	660	576,173
First Subseries 2010 A, RB	5.38%	08/01/39	435	465,972
First Subseries 2010 C, RB	5.25%	08/01/41	550	584,271
Series 2011 C, RB (f)	5.00%	08/01/40	2,550	2,724,752
Series 2011 C, RB (f)	5.25%	08/01/40	4,245	4,705,328

				16,405,564

New York—12.46%
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	710	790,052
New York & New Jersey (States of) Port Authority;
Eighty-Fifth Series 1993, Consolidated RB (INS-NATL) (a)	5.38%	03/01/28	2,000	2,505,040
One Hundred Fifty-Second Series 2008, Consolidated RB (d)(f)	5.00%	11/01/28	3,700	4,099,415
One Hundred Forty-Fourth Series 2006, Consolidated RB (f)	5.00%	10/01/35	5,000	5,667,350

				13,061,857

Virgin Islands—4.22%
Virgin Islands (Government of) Public Finance Authority (Gross Receipts Taxes Loan Note); Series 1999 A, RB	6.38%	10/01/19	1,830	1,836,130
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	725	845,379
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 A, Sub. RB	6.00%	10/01/39	870	949,266
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	750	794,213

				4,424,988

Guam—3.96%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.63%	12/01/29	1,000	1,073,250
Guam (Territory of) Power Authority;
Series 1999 A, RB (INS-AMBAC) (a)	5.13%	10/01/29	1,250	1,247,775
Series 2010 A, RB	5.50%	10/01/40	365	377,538
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	600	609,186
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	780	846,347

				4,154,096

Pennsylvania—1.81%
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/40	1,750	1,898,574

TOTAL INVESTMENTS(i)—158.82% (Cost $150,044,711)				166,507,740

FLOATING RATE NOTE OBLIGATIONS—(22.19)%
Notes with interest rates ranging from 0.18% to 0.28% at 05/31/12 and contractual maturities of collateral ranging from 12/01/25 to 08/01/40 (See Note 1D) (j)				(23,265,000)

OTHER ASSETS LESS LIABILITIES—2.38%				2,496,039

VARIABLE RATE MUNI TERM PREFERRED SHARES—(39.01)%				(40,900,000)

NET ASSETS APPLICABLE TO COMMON SHARES—100.00%				$104,838,779

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
CAB	—	Capital Appreciation Bonds
CEP	—	Credit Enhancement Provider
Conv.	—	Convertible
COP	—	Certificates of Participation
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
INS	—	Insurer
LOC	—	Letter of Credit
MFH	—	Multi-Family Housing
NATL	—	National Public Finance Guarantee Corp.
PCR	—	Pollution Control Revenue Bonds
RB	—	Revenue Bonds
Ref.	—	Refunding
Sr.	—	Senior
Sub.	—	Subordinated
VRD	—	Variable Rate Demand
Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Zero coupon bond issued at a discount.

(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(d)	Security subject to the alternative minimum tax.

(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.

(f)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1D.

(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	14.1%
Assured Guaranty Municipal Corp.	10.5
Berkshire Hathaway Assurance Corp.	5.5
American Municipal Bond Assurance Corp.	5.1

(j)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at May 31, 2012. At May 31, 2012, the Trust’s investments with a value of $42,683,934 are held by Dealer Trusts and serve as collateral for the $23,265,000 in the floating rate note obligations outstanding at that date.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2012
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
     Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

D.	Floating Rate Note Obligations — (continued) The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.
     TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
     The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts a component of Interest, facilities and maintenance fees on the Statement of Operations.
     The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
E.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
     Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.
     There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

NOTE 2 — Additional Valuation Information — (continued)
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
                The following is a summary of the tiered valuation input levels, as of May 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$166,507,740	$—	$166,507,740

NOTE 3 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the three months ended May 31, 2012 was $1,586,840 and $9,838,040, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,739,893

Aggregate unrealized (depreciation) of investment securities	(5,231)

Net unrealized appreciation of investment securities	$15,734,662

Cost of investments for tax purposes is $150,773,078.
NOTE 4 — Significant Event
The Board of Trustees of the Trust (the “Board”) approved the redomestication of the Trust, a Massachusetts business trust, into a Delaware statutory trust pursuant to an Agreement and Plan of Redomestication (the “Redomestication”). The Board also approved an Agreement and Plan of Merger pursuant to which the Trust would merge with and into Invesco Van Kampen Municipal Trust (the “Acquiring Trust”) in accordance with the Delaware Statutory Trust Act (the “Merger”). As a result of the Merger, all of the assets and liabilities of the Trust will become assets and liabilities of the Acquiring Trust and the Trust’s shareholders will become shareholders of the Acquiring Trust. The Redomestication and the Merger are subject to shareholder approval.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Item 2. Controls and Procedures.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date:	July 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date:	July 30, 2012

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	July 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.